INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (“IP Security Agreement”), is entered into this 8th day of June, 2016 (the “IP Security Agreement”) by and between QUANTUMSPHERE, INC., a Nevada corporation with its address at 2905 Tech Center Dr., Santa Ana, CA 92705 (the “Borrower”) and FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC, a Delaware limited liability company, with its address at 1040 First Avenue, Suite 190, New York, NY 10022 (“Collateral Agent”), on behalf of each of the secured parties listed on the signature page hereto (collectively, the “Secured Parties”).

RECITALS

WHEREAS, this IP Security Agreement is a supplement to that certain Security Agreement and Intercreditor and Collateral Agent Agreement, dated as of even date herewith, by and between the Borrower and the Secured Parties (collectively, the “Agreement”);

WHEREAS, all capitalized terms not defined herein shall have the definitions ascribed to them in the Agreement, and are incorporated herein by reference. If there is a conflict between the definitions, terms or provisions of this IP Security Agreement and the Agreement, the definitions, terms or provisions of the Agreement shall control; and

WHEREAS, this IP Security Agreement is executed for the purpose of filing a short form security agreement in the United States Patent and Trademark Office (the “USPTO”), which sets forth the Borrower’s pledge of its intellectual property as security for the indebtedness, represented by the Secured Promissory Notes (collectively, “Notes”), issued by Borrower in favor of the Secured Parties.

1.	GRANT OF SECURITY INTEREST

The Borrower hereby grants to the Lender a security interest in and lien on all of the intellectual property assets owned by the Borrower, including without limitation all patents and trademarks set forth in Exhibit A, attached hereto and incorporated herein by reference, wherever located and whether now owned or hereafter acquired, all goodwill of the business of the Borrower connected with the use of, or otherwise symbolized by, such intellectual property, all rights to sue for infringement of such intellectual property, and all parts, replacements, substitutions, profits, products, amendments, updates and cash and non-cash proceeds of any of the foregoing (including insurance proceeds, of any kind, including those payable by reason of loss or damage thereto) in any form and wherever located, and all written or electronically recorded books and records relating to any such assets and other rights relating thereto, wherever located and whether now owned or hereafter acquired (collectively the “IP Collateral”).

2.	REPRESENTATIONS, WARRANTIES, COVENANTS AND MISCELLANEOUS

All other terms, conditions, agreements, obligations, representations, warranties, covenants, definitions, exhibits and miscellaneous terms, conditions, agreements and obligations set forth in the Agreement are restated and incorporated herein by reference.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Intellectual Property Security Agreement to be duly executed as of the day and year first above written.

QUANTUMSPHERE, INC. (BORROWER)

By:
Kevin Maloney
Chief Executive Officer & President

FIRSTFIRE GLOBAL OPPORTUNITIES
FUND, LLC (COLLATERAL AGENT),
on behalf of the Secured Parties listed below

By:
Name:
Title:

SECURED PARTIES

FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC

By:
Name:
Title:

PURITAN PARTNERS, LLC

By:
Name:
Title:

ROCKWELL CAPITAL PARTNERS, INC.

By:
Name:
Title:

By: TOMER COHEN

By: FRANCIS POLI

EXHIBIT A

QUANTUMSPHERE, INC. - IP PORTFOLIO

IP	Case No.	Title of Invention	Document No.	Document Date	Inventors	Status

PATENT	QSINC.002A	METHOD AND APPARATUS FOR FORMING NANO-PARTICLES	App. No. 10/840409 Patent No. 7,282,167	Filed: 5/06/04 Patented: 10/16/07	Carpenter	Issued
PATENT	QSINC.003A	NANO-MATERIAL CATALYST DEVICE	App. No. 10/983993 Patent No. 7,897,294	Filed: 11/8/2004 Patented: 3/1/2011	Carpenter	Issued
PATENT	QSINC.007A	METHOD AND APPARATUS FOR FORMING NANO-PARTICLES	App. No. 11/591787 Patent No. 7,803,295	Filed: 11/2/2006 Patented: 9/28/2010	Carpenter	Issued
PATENT	QSINC.007C1		App. No. 12/924136 Patent No. 8,500,427	Filed: 09/21/2010 Patented: 08/06/13	Carpenter	Issued
PATENT	QSINC.011CP1	COMPOSITIONS OF NANOMETAL PARTICLES CONTAINING A METAL OR ALLOY AND PLATINUM PARTICLES FOR USE IN FUEL CELLS	App. No. 11/781909 Patent No. 7,955,755	Filed: 07/23/2007 Patented:06/07/2011	McGrath, Carpenter	Issued
PATENT	QSINC.011CP1C1		App. No. 13/110841 Patent No. 8,211,594	Filed: 05/18/2011 Patented: 07/3/2012	McGrath, Carpenter	Issued
PATENT	QSINC.013A	APPARATUS FOR UNIFORM FEEDING OF POWDERS	App. No. 11/254627 Patent No. 7,713,043	Filed: 10/20/2005 Patented:05/11/2010	Dopp, Nettleton	Issued
PATENT	QSINC.018A	ELECTRO-CATALYTIC RECHARGING COMPOSITION	App. No. 11/745957 Patent No. 7,709,127	Filed: 5/8/2007 Patented: 5/4/2010	Maloney, Dopp	Issued
PATENT	QSINC.024P2C4	SYSTEM AND METHOD FOR AMMONIA SYNTHESIS	App. No. 14/085,500 Patent No. 9,272,920	Filed: 11/20/2013 Patented:03/01/2016	Carpenter, Maloney	Issued
PATENT	QSINC.036A	A METAL HYDRIDE FUEL CELL CARTRIDGE AND ELECTROLYZER ELECTRODE	App. No. 12/624,864 Patent No. 7,700,214	Filed: 11/24/2009 Patented:04/20/2010	Iyer, Canuso	Issued
PATENT	QSINC.044PR	IMPROVED CHEMICAL SYNTHESIS USING HIGHLY REACTIVE, NANO-SIZED, CATALYTIC MATERIALS	App. No. 62343749	Filed: 05/31/2016	Maloney, Griffith, Rodriguez	Pending
TRADEMARK	QSINC.003T	QSI-NANO	App. No. 78/476053 Reg. No. 3160151	Filed: 8/30/2004 Registered: 10/17/2006	N/A	Registered
TRADEMARK	QSINC.004T	QUANTUMSPHERE	App. No. 78/476063 Reg. No. 3072883	Filed: 8/30/2004 Registered: 3/28/2006	N/A	Registered
TRADEMARK	QSINC.005T	QUANTUMSPHERE (stylized C3with design)	App. No. 78/476060 Reg. No. 3072882	Filed: 8/30/2004 Registered: 3/28/06	N/A	Registered
TRADEMARK	QSINC.041T	METAIR	App. No. 85/659,672 Reg. No. 4,429,611	Filed: 06/22/2012 Registered: 11/05/2013	N/A	Registered